Exhibit 10.1

CLIFFORD CHANCE LLP

AMENDMENT AGREEMENT

DATED 10 AUGUST 2015

FOR

BUNGE FINANCE EUROPE B.V.

AS BORROWER

COORDINATED BY

BNP PARIBAS AND HSBC BANK PLC

WITH

ABN AMRO BANK N.V.

ACTING AS AGENT

RELATING TO A FACILITY AGREEMENT

DATED 17 MARCH 2014

i

THIS AGREEMENT is dated 10 August 2015 and made between:

(1)                                 BUNGE FINANCE EUROPE B.V. a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands having its corporate seat (statutaire zetel) in Rotterdam, The Netherlands and its registered office at 11720 Borman Drive, St. Louis, Missouri 63146, United States of America and registered with the commercial register (handelsregister) of the Chamber of Commerce (Kamer van Koophandel) under number 24347428 (the “Borrower”);

(2)                                 BNP PARIBAS and HSBC BANK PLC as coordinators (the “Coordinators”);

(3)                                 THE FINANCIAL INSTITUTIONS listed in Schedule 1 as existing lenders (the “Lenders”); and

(4)                                 ABN AMRO BANK N.V. as agent of the other Finance Parties (the “Agent”).

IT IS AGREED as follows:

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               Definitions

In this Agreement:

“Amended Facility Agreement” means the Original Facility Agreement, as amended by this Agreement.

“Amended Parent Guarantee” means the amended and restated guarantee given by the Parent dated on or about the date hereof in favour of the Agent.

“Effective Date” means the date on which the Agent confirms to the Lenders and the Borrower that it has received each of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in a form and substance satisfactory to the Agent, such date being no later than the date falling one Month after the date of this Agreement.

“Obligors” means the Parent and the Borrower.

“Original Facility Agreement” means the US$1,750,000,000 revolving facility agreement dated 17 March 2014 made available to the Borrower and made between, among others, the Borrower, the Arrangers and the Agent.

“Original Parent Guarantee” means the guarantee given by the Parent dated 17 March 2014 in favour of the Agent.

“Parent” means Bunge Limited, a company formed under the laws of Bermuda having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11 Bermuda.

1.2                               Incorporation of defined terms

(a)                                 Unless a contrary indication appears, a term defined in the Original Facility Agreement has the same meaning in this Agreement.

(b)                                 The principles of construction set out in the Original Facility Agreement shall have effect as if set out in this Agreement.

1.3                               Clauses

In this Agreement any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause in or a Schedule to this Agreement.

1.4                               Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.5                               Designation

In accordance with the Original Facility Agreement, each of the Borrower and the Agent designates this Agreement as a Finance Document.

2.                                      CONDITIONS PRECEDENT

The provisions of Clause 4 (Amendment) shall be effective only if the Agent has received all the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Agent.  The Agent shall notify the Borrower and the Lenders promptly upon being so satisfied.

3.                                      REPRESENTATIONS

The Repeating Representations are deemed to be made by the Borrower (by reference to the facts and circumstances then existing) on:

(a)                                 the date of this Agreement; and

(b)                                 the Effective Date,

and references to “this Agreement” in the Repeating Representations should be construed as references to this Agreement and to the Original Facility Agreement and on and after the Effective Date, to the Amended Facility Agreement.

4.                                      AMENDMENT

4.1                               Amendment of the Original Facility Agreement

With effect from the Effective Date the Original Facility Agreement shall be amended as set out in Schedule 3 (Amendments to Original Facility Agreement).

5.                                      CONTINUITY AND FURTHER ASSURANCE

5.1                               Continuing obligations

The provisions of the Original Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.

5.2                               Further assurance

The Borrower shall, at the request of the Agent and at the Borrower’s own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

6.                                      COSTS AND EXPENSES

6.1                               Transaction expenses

The Borrower shall promptly on demand pay the Agent, the Arrangers and each of the Lenders the amount of all costs and out-of-pocket expenses (including but not limited to legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

7.                                      MISCELLANEOUS

7.1                               Incorporation of terms

The provisions of Clause 32 (Notices), Clause  34 (Partial invalidity), Clause  35 (Remedies and waivers) and Clause  40 (Enforcement) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “this Agreement” or “the Finance Documents” are references to the Original Facility Agreement as amended by this Agreement and as if references in those clauses to “Party” and “Lender” include the New Lenders (if any).

7.2                               Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

8.                                      GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1
THE LENDERS

Name of Original Lender	Commitment (US$)
BNP Paribas	66,250,000
HSBC Bank plc	66,250,000
ABN AMRO Bank N.V.	57,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	57,000,000
Citibank, N.A., London Branch	57,000,000
Crédit Agricole Corporate and Investment Bank	57,000,000
Industrial and Commercial Bank of China Limited, New York Branch	57,000,000
ING Belgium, Brussels, Geneva Branch	57,000,000
Lloyds Bank plc	57,000,000
Mizuho Bank, Ltd.	85,000,000
Natixis	57,000,000
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., trading as Rabobank	57,000,000
Société Générale	57,000,000
Standard Chartered Bank	57,000,000
UniCredit Bank AG, New York Branch	57,000,000
Australia and New Zealand Banking Group Limited	54,000,000
Barclays Bank PLC	43,000,000
Commerzbank AG, New York Branch	43,000,000
Credit Suisse AG, Cayman Islands Branch	43,000,000
National Australia Bank Limited (ABN 12 004 044 937)	43,000,000
Sumitomo Mitsui Banking Corporation	43,000,000
SunTrust Bank	43,000,000

Name of Original Lender	Commitment (US$)
DBS Bank Ltd.	43,000,000
Zürcher Kantonalbank	40,000,000
Agricultural Bank of China, Ltd., New York Branch	35,000,000
Santander Bank, N.A.	35,000,000
Scotiabank Europe plc	35,000,000
Intesa Sanpaolo Bank Ireland Plc	35,000,000
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	30,000,000
Overseas-Chinese Banking Corporation Limited New York Agency	30,000,000
The Royal Bank of Scotland plc	28,500,000
Banco do Brasil S.A., New York Branch	25,000,000
Bank of China (UK) Limited	25,000,000
BHF-BANK Aktiengesellschaft	25,000,000
DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main	25,000,000
KBC Bank NV Nederland	25,000,000
KfW IPEX-Bank GmbH	25,000,000
PNC Bank, National Association	25,000,000
U.S. Bank National Association	25,000,000
Westpac Banking Corporation (ABN 33 007 457 141)	25,000,000
TOTAL	1,750,000,000

SCHEDULE 2
CONDITIONS PRECEDENT

1.                                      Obligors

(a)                                 A copy of the constitutional documents of each Obligor or, in the case of the Borrower, a copy of the articles of association (statuten) and deed of incorporation (oprichtingsakte) as well as an extract (uittreksel) from the Dutch Commercial Register (Handelsregister) of the Borrower.

(b)                                 A copy of a resolution of the board of directors of each Obligor:

(i)                                     approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;

(ii)                                  if applicable, authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and

(iii)                               if applicable, authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party.

(c)                                  To the extent required under Dutch law or Borrower’s articles of association, a copy of the resolution of the general meeting (algemene vergadering) of the Borrower approving the resolutions of the board of managing directors referred to under paragraph (b) above.

(d)                                 If applicable, a copy of (i) the request for advice from each (central or European) works council (centrale of Europese) ondernemingsraad) with jurisdiction over the transactions contemplated by this Agreement and (ii) the positive advice from such works council which contains no condition, which if complied with, could result in a breach of any of the Finance Documents.

(e)                                  A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above in relation to the Finance Documents.

(f)                                   A certificate of each Obligor (signed by a Responsible Officer) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not violate any borrowing or, guaranteeing limit set forth in any Contractual Obligation or Requirement of Law binding on the respective Obligor.

(g)                                  A certificate of an authorised signatory of the Obligor certifying that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2.                                      Legal Opinions

(a)                                 A legal opinion of Clifford Chance LLP, legal advisers to the Arrangers and the Agent as to matters of English law, opining notably as to the validity under English law of the obligations of the Borrower under this Agreement.

(b)                                 A legal opinion of Clifford Chance LLP, legal advisers to the Arrangers and the Agent as to matters of Dutch law, opining notably as to (i) the capacity of the Borrower to enter into and perform its obligations under the Finance Documents, (ii) the recognition under Dutch law of the validity of such obligations of the Borrower under this Agreement and (iii) the recognition and enforcement in The Netherlands of any judgement rendered against the Borrower pursuant to the jurisdiction provisions of the Finance Documents.

(c)                                  A legal opinion of Conyers Dill & Pearman Limited, special legal counsel to the Parent as to matters of Bermuda law, opining notably as to (i) the capacity of the Parent to enter into and perform its obligations under the Amended Parent Guarantee, (ii) the recognition under Bermuda law of the validity of such obligations and the choice of law expressed in the Amended Parent Guarantee and (iii) the recognition and enforcement in Bermuda of any judgement rendered against the Parent pursuant to the jurisdiction provisions of the Amended Parent Guarantee.

(d)                                 A legal opinion of Reed Smith LLP, legal advisor to the Parent as to matters of New York law, opining notably as to the validity under New York law of the obligations of the Parent under the Amended Parent Guarantee.

(e)                                  A legal opinion of Reed Smith LLP, legal advisor to the Borrower as to matters of New York law, opining notably as to the enforceability of the Transaction Documents.

3.                                      Other documents and evidence

(a)                                 A copy of any other document, authorisation, opinion or assurance reasonably requested by the Agent.

(b)                                 Evidence that the fees, costs and expenses then due from the Borrower pursuant to Clause 6 (Costs and expenses) have been paid or will be paid by the first Utilisation Date after the Effective Date.

(c)                                  A signed copy of the Amended Parent Guarantee.

(d)                                 Confirmation that the Transaction Documents have not been amended since the date of the Original Facility Agreement.

SCHEDULE 3
AMENDMENTS TO ORIGINAL FACILITY AGREEMENT

Schedule 2 to the Original Facility Agreement (The Original Lenders) is deleted and replaced in its entirety by Schedule 1 (The Lenders) to this Agreement.

Clause 21 (Acknowledgement) of the Original Facility Agreement is deleted in its entirety and replaced with the following:

Each Party acknowledges and agrees that the Borrower does not:

(a)                                 represent under Clause 18.20 (Sanctions); nor

(b)                                 undertake under Clause 20.15 (Use of proceeds),

in favour of KfW IPEX-Bank GmbH (“KfW”), BHF-Bank Aktiengesellschaft (“BHF”) or DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main (“DZ”) and each of KfW, BHF and DZ shall not have any rights thereunder. Furthermore, each of KfW, BHF and DZ shall be deemed not to be a party to the provisions of Clause 18.20 (Sanctions) or Clause 20.15 (Use of proceeds).

Paragraph 1 of Schedule 1 (Applicable Margin) to the Original Facility Agreement is deleted in its entirety and replaced with the following:

1.                                      The Applicable Margin is 0.65 per cent. per annum unless:

(a)                                 an Event of Default has occurred and is continuing and/or neither an Applicable Moody’s Rating nor an Applicable S&P Rating is available, in which case the Applicable Margin shall be 1.35 per cent. per annum; or

(b)                                 Moody’s are publishing an Applicable Moody’s Rating and/or S&P are publishing an Applicable S&P Rating, in which case the Applicable Margin is the percentage rate per annum that corresponds to that rating, as in effect from time to time as set out in the following table:

Applicable S&P Rating	Applicable Moody’s Rating	Applicable Margin (% per annum)
BBB+ or above	Baa1 or above	0.35
BBB	Baa2	0.55
BBB-	Baa3	0.75
BB+	Ba1	0.95
BB or lower	Ba2 or lower	1.35

The definition of Original Maturity Date in Clause 1.1 (Definitions) of the Original Facility Agreement shall be deleted in its entirety and replaced with the following:

“Original Maturity Date” means the date falling 36 Months after the Second Effective Date.

The following definitions shall be inserted into Clause 1.1 (Definitions) of the Original Facility Agreement in the appropriate alphabetical order:

“Amendment Agreement” means the agreement dated 10 August 2015 between, among others, the Borrower and the Agent.

“Second Effective Date” means the date on which the Effective Date (as defined in the Amendment Agreement) occurs.

SIGNATURES

THE BORROWER

BUNGE FINANCE EUROPE B.V.

By:	/s/ Rajat Gupta

Name:	Rajat Gupta

Address:	11720 Borman Drive
St. Louis, Missouri 63146

Attention:	Treasurer

Email:	blm.treasuryoperations@bunge.com

Fax:	(314) 292 4314

with a copy to:

Bunge Limited

Address:	50 Main Street
White Plains,
New York 10606

Attention:	Treasurer

Email:	blm.treasuryoperations@bunge.com

Fax:	(914) 684 3283

THE COORDINATORS

HSBC BANK PLC

By:	/s/ Sandeep Bose-Mallick

Name:	Sandeep Bose-Mallick

BNP PARIBAS

By:	/s/ M. Dearden

Name:	M. Dearden

By:	/s/ M. Pegrum

Name:	M. Pegrum

THE LENDERS

ABN AMRO BANK N.V.

By:	/s/ H.J. Oskam

Name:	H.J. Oskam

By:	/s/ Paul Cauberg

Name:	Paul Cauberg

BNP PARIBAS

By:	/s/ M. Pegrum

Name:	M. Pegrum

By:	/s/ S. Mingay

Name:	S. Mingay

ING BELGIUM, BRUSSELS, GENEVA BRANCH

By:	/s/ Alastair Houlding

Name:	Alastair Houlding

By:	/s/ Alexandre Vassiltchikov

Name:	Alexandre Vassiltchikov

LLOYDS BANK PLC

By:	/s/ Daven Popat

Name:	Daven Popat

By:	/s/ Dennis McClellan

Name:	Dennis McClellan

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Jeannine Pascal

Name:	Jeannine Pascal

CITIBANK, N.A., LONDON BRANCH

By:	/s/ Andrew Mason

Name:	Andrew Mason

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., TRADING AS RABOBANK

By:	/s/ Tatyana Kim

Name:	Tatyana Kim

By:	/s/ K.W. Valken

Name:	K.W. Valken

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Mike Hebb

Name:	Mike Hebb

By:	/s/ Nikolaus Drexler

Name:	Nikolaus Drexler

HSBC BANK PLC

By:	/s/ Sandeep Bose-Mallick

Name:	Sandeep Bose-Mallick

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

By:	/s/ Peitao Chen

Name:	Peitao Chen

MIZUHO BANK, LTD.

By:	/s/ David Lim

Name:	Daivd Lim

NATIXIS

By:	/s/ Cédric Viviant

Name:	Cédric Viviant

By:	/s/ Anne-Lise Dupuis

Name:	Anne-Lise Dupuis

SOCIÉTÉ GÉNÉRALE

By:	/s/ Michiel V.M. Van Der Voort

Name:	Michiel V.M. Van Der Voort

STANDARD CHARTERED BANK

By:	/s/ Steven Aloupis

Name:	Steven Aloupis

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Andrew Trenouth

Name:	Andrew Trenouth

UNICREDIT BANK AG, NEW YORK BRANCH

By:	/s/ Douglas Riahi

Name:	Douglas Riahi

By:	/s/ Sneha Joshi

Name:	Sneha Joshi

AGRICULTURAL BANK OF CHINA, LTD., NEW YORK BRANCH

By:	/s/ Annie Doug

Name:	Annie Doug

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ Mark Cherry

Name:	Mark Cherry

BANCO DO BRASIL S.A., NEW YORK BRANCH

By:	/s/ Reinaldo Lima

Name:	Reinaldo Lima

By:	/s/ Alexandre Alves de Souza

Name:	Alexandre Alves de Souza

BANK OF CHINA (UK) LIMITED

By:	/s/ Hua Bin Wang

Name:	Hua Bin Wang

By:	/s/ Jin Song Chen

Name:	Jin Song Chen

BARCLAYS BANK PLC

By:	/s/ Christopher R. Lee

Name:	Christopher R. Lee

BHF-BANK AKTIENGESELLSCHAFT

By:	/s/ Frank Ruwisch

Name:	Frank Ruwisch

By:	/s/ Ann Mannaert

Name:	Ann Mannaert

COMMERZBANK AG, NEW YORK BRANCH

By:	/s/ M. Weinert

Name:	M. Weinert

By:	/s/ Ryan Flohre

Name:	Ryan Flohre

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Vipul Dhadda

Name:	Vipul Dhadda

By:	/s/ Franziska Schoch

Name:	Franziska Schoch

DBS BANK LTD.

By:	/s/ Lim Tien-Ann

Name:	Lim Tien-Ann

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN

By:	/s/ Harry Moreno

Name:	Harry Moreno

By:	/s/ Wolfgang Göbles

Name:	Wolfgang Göbles

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By:	/s/ Mauricio Benitez

Name:	Mauricio Benitez

By:	/s/ Brian Crowley

Name:	Brian Crowley

INTESA SANPAOLO BANK IRELAND PLC

By:	/s/ Davide De Marco

Name:	Davide de Marco

By:	/s/ Michael Macken

Name:	Michael Macken

KBC BANK NV NEDERLAND

By:	/s/ Suzanne Greifenberg

Name:	Suzanne Greifenberg

By:	/s/ Herlinda Wouters

Name:	Herlinda Wouters

KFW IPEX-BANK GMBH

By:	/s/ Martin Kloster

Name:	Martin Kloster

By:	/s/ Dr. Alexander Hener

Name:	Dr. Alexander Hener

NATIONAL AUSTRALIA BANK LIMITED (ABN 12 004 044 937)

By:	/s/ Jane Louise MacDonald

Name:	Jane Louise MacDonald

OVERSEAS-CHINESE BANKING CORPORATION LIMITED NEW YORK AGENCY

By:	/s/ Yeoh Nguan Lee

Name:	Yeoh Nguan Lee

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Jeffrey S. Potts

Name:	Jeffrey S. Potts

SANTANDER BANK, N.A.

By:	/s/ Gontalo Acha

Name:	Gontalo Acha

SCOTIABANK EUROPE PLC

By:	/s/ John O’Connor

Name:	John O’Connor

By:	/s/ Steve Caller

Name:	Steve Caller

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ David W. Kee

Name:	David W. Kee

SUNTRUST BANK

By:	/s/ Tesha Winslow

Name:	Tesha Winslow

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ James D. Pegues

Name:	James D. Pegues

WESTPAC BANKING CORPORATION (ABN 33 007 457 141)

By:	/s/ Andrew Dick

Name:	Andrew Dick

ZÜRCHER KANTONALBANK

By:	/s/ Fabiano Manfredi

Name:	Fabiano Manfredi

By:	/s/ Olivia Perucchi

Name:	Olivia Perucchi

THE AGENT

ABN AMRO BANK N.V.

By:	/s/ Jo Van Kalsbeek

Name:	Jo Van Kalsbeek

By:	/s/ L.J.M. van der Knaap

Name:	L.J.M. van der Knaap